SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Waste Management, Inc. (the “Company”) held on May 12, 2015, a total of 387,761,216 shares of the Company’s common stock, out of a total of 457,589,819 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The proposals set forth below were voted on by the Company’s stockholders at the Annual Meeting. Each of the director nominees listed under proposal 1 were elected, and the Company’s stockholders approved each of proposals 2, 3 and 4. The Company’s stockholders did not approve stockholder proposals 5 and 6.

1.	Election to the Company’s Board of Directors of the following nine director nominees:

Name	Number of Affirmative Votes	Number of Negative Votes	Abstentions	Broker Non-Votes
Bradbury H. Anderson	323,683,863	1,569,852	1,112,103	61,395,398
Frank M. Clark, Jr.	321,385,318	4,092,487	888,013	61,395,398
Andrés R. Gluski	323,326,150	2,138,297	901,371	61,395,398
Patrick W. Gross	294,439,225	31,022,305	904,288	61,395,398
Victoria M. Holt	323,991,516	1,498,488	875,814	61,395,398
John C. Pope	321,393,129	4,080,158	892,531	61,395,398
W. Robert Reum	322,855,574	2,610,201	900,043	61,395,398
David P. Steiner	319,877,505	5,590,380	897,933	61,395,398
Thomas H. Weidemeyer	323,777,287	1,691,335	897,196	61,395,398

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

For	Against	Abstentions
383,941,385	3,089,159	730,672

3.	Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2015 proxy statement:

For	Against	Abstentions	Broker Non-Votes
317,079,842	7,857,629	1,428,347	61,395,398

4.	Approval to amend the Company’s Employee Stock Purchase Plan to authorize additional shares for issuance:

For	Against	Abstentions	Broker Non-Votes
323,093,841	2,469,739	802,238	61,395,398

5.	Stockholder proposal regarding disclosure of political contributions:

For	Against	Abstentions	Broker Non-Votes
135,879,784	154,929,159	35,556,875	61,395,398

6.	Stockholder proposal regarding a policy on acceleration of vesting of equity awards in the event of a change in control.

For	Against	Abstentions	Broker Non-Votes
102,562,232	222,367,326	1,436,260	61,395,398

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Waste Management, Inc. Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 15, 2015	By:	/s/ Barry H. Caldwell
Barry H. Caldwell
Senior Vice President, Corporate Affairs & Chief Legal Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Waste Management, Inc. Employee Stock Purchase Plan

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